SUPPLEMENT TO
CALVERT EMERGING MARKETS EQUITY FUND
Calvert Equity and Asset Allocation Funds Prospectus
Class I
dated January 31, 2015
Date of Supplement: July 1, 2015
Calvert Investment Management, Inc. (the “Advisor”) has agreed to further reduce and contractually limit direct net annual fund operating expenses for Class I of the Fund, so that direct net operating expenses will not exceed 1.33%. The new expense limitation is effective on July 1, 2015, through January 31, 2017.
To reflect the new expense limitations, the “Annual Fund Operating Expenses” table and accompanying footnote 1 under the section “Fees and Expenses of the Fund” in the Fund Summary for Calvert Emerging Markets Equity Fund on page 35 of the Prospectus are deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	1.05%
Distribution and service (12b-1) fees	None
Other expenses	0.37%
Total annual fund operating expenses	1.42%
Less fee waiver and/or expense reimbursement[1]	(0.09%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.33%
1 The investment advisor has agreed to contractually limit direct net annual fund operating expenses through January 31, 2017. Direct net operating expenses will not exceed 1.33%. Only the Board of Directors of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.
The table under “Fees and Expenses of the Fund – Example” in the Fund Summary for Calvert Emerging Markets Equity Fund on page 35 of the Prospectus is deleted and replaced with the following:

1 Year	3 Years	5 Years	10 Years
$13,544	$43,513	$76,269	$168,987
The information provided for the Fund in the section “More Information on Fees and Expenses - Contractual Fee Waivers and/or Expense Reimbursements” on page 40 of the Prospectus is revised and restated as follows:
Calvert has agreed to contractually limit direct net annual fund operating expenses through January 31, 2017, for Calvert Emerging Markets Equity Fund. Direct ordinary operating expenses will not exceed 1.33% for Class I.